                          THIS INSTRUMENT PREPARED BY:

                           William P. Jones, BPR #4084
                            Jones, Longmire & Sindle
                         103 Bluegrass Commons Boulevard
                               Post Office Box 738
                          Hendersonville, TN 37077-0738
                            Telephone: (615) 824-3761

                            AMENDMENT TO BILL OF SALE

     FOR AND IN CONSIDERATION OF the sum of Ten Dollars ($10.00), cash in hand paid, the receipt of which is hereby acknowledged, the undersigned, ROGER D.
FINCHUM, SR., has this day bargained and sold and does hereby sell, assign, convey, transfer and deliver to SNAPSHOT, INC. all of its right, title and interest in and to the property set forth in Exhibit "A" which is attached hereto and incorporated herein by reference.

     TO HAVE AND TO HOLD the same unto the said SNAPSHOT, INC., his heirs, administrators, executors, successors and assigns forever.

     ROGER D. FINCHUM, SR. further covenants with said SNAPSHOT, INC. SR. that it is lawfully seized and possessed of the property set forth in Exhibit "A" attached thereto and that it has a good right to convey same.

     PARTIES acknowledge that part of the consideration herein, SNAPSHOT, INC.
shall pay to ROGER D. FINCHUM, SR. the sum of $270,000 payable $250,000 on December
31, 2001 and $20,000 payable on May 1, 2002.

     SAID property is being sold "AS IS" and ROGER D. FINCHUM, SR. makes no warranty as to the condition of any and/or all of said property.

     THIS 31st day of JULY, 2002.

                                SNAPSHOT, INC., Buyer

                              BY: /s/ Roger D. Finchum, Sr.
                                 --------------------------
                                      Roger D. Finchum, Sr.
                              Title:  President

                                SELLER

                              BY: /s/ Roger D. Finchum, Sr.
                                 --------------------------
                                      Roger D. Finchum, Sr.

                                       2

STATE OF TENNESSEE

COUNTY OF SUMNER

     Before me, the undersigned, a notary public in and for the County and State aforesaid, personally appeared Roqer D. Finchum, Sr., with whom I am personally acquainted and who, upon oath, acknowledged himself to be the
President of SNAPSHOT INC., a Tennessee corporation, the within bargainor, and that he as such President, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of the corporation by himself as such President.

     WITNESS my hand and official seal on this 31st day of JULY 2002 at Hendersonville, Tennessee.

                                  NOTARY PUBLIC

My Commission expires: 5/26/2004

STATE OF TENNESSEE

COUNTY OF SUMNER

     Before me, the undersigned, a notary public in and for said County and
State aforesaid, personally appeared ROGER D. FINCHUM, SR., with whom I am personally acquainted and who, upon oath, acknowledged that he executed the within instrument for the purposes therein contained.

     WITNESS my hand and official seal on this 31st day of JULY 2002 at Hendersonville, Tennessee.

                                   NOTARY PUBLIC

                                 BY: /s/ William P. James
                                        --------------------
                                         William P. James

My Commission expires: 5/26/2004

EXHIBIT "A"

Inventory Items

1 Orca 3 Laminator
1 Falcon 60 Laminator
1 GBS 24 Laminator
1 Raster Graphics Piezzo 5000 Printer w. Onyx Graphic Software
1 Encad 700 Series Inkjet Printer
1 HP Design 2500 Inkjet Printer
1 HP Design 5000 Inkjet Printer
1 Encad 24" Digital Printer
3 Gateway Computers
3 Micron Computers
2 Spandex Computers
1 Gerber Edge Thermal Printer with Software
1 Gerber Edge Plotter
1 60" Material Cutter
1 One Lucent Telephone System
1 One Cisco Network Router with Hubs
1 Compaq Proliant Enterprise Server
1 Compaq Disk Array
1 Canon Desktop copier
6 desk
1 Edox Mail Server
1 Colorocs Color printer
1 HP Fax machine
6 Office chairs
6 Filing cabinets